MassMutual Capital Vantage® Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

Contract Classes: B-Share, C-Share

Summary Prospectus for New Investors – April 27, 2026

This Summary Prospectus summarizes key features of the MassMutual Capital Vantage® Variable Annuity (Contract), an individual deferred variable annuity contract issued by Massachusetts Mutual Life Insurance Company (“MassMutual®,” “Company,” “we,” “us”). You should read this Summary Prospectus carefully, particularly the section titled Important Information You Should Consider about the Contract.

Before you invest, you should review the prospectus for the MassMutual Capital Vantage Variable Annuity, which contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about the Contract online at www.MassMutual.com/Capital-Vantage. You can also obtain this information at no cost by calling (866) 645-2362 or sending an email request to MassMutual.services@zinnia.com.

This Summary Prospectus incorporates by reference the MassMutual Capital Vantage Variable Annuity’s prospectus and Statement of Additional Information (SAI), both dated April 27, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Surrendering Your Contract or Making Withdrawals: Accessing the Money in Your Contract	16
Additional Information about Fees	17
Appendix A – Investment Options Available Under the Contract	21

Glossary

Accumulation Phase. Begins on the date the Contract is issued and ends on the date the Owner applies the full Contract Value to an Annuity Option or upon Contract termination.

Age. The attained age of any Owner or of any Annuitant, as applicable. Except when discussed in regards to specific tax provisions and for calculating Annuity Payments, Age refers to the Owner’s or Annuitant’s age as of his or her last birthday. If the Contract is owned by a non-natural person, then Age shall mean attained age of the Annuitant as of his/her last birthday. For purposes of calculating Annuity Payments we calculate the Annuitant’s Age based on his/her birthday nearest the applicable Annuity Date. See “The Annuity Phase – Annuity Age.”

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Non-Lifetime Contingent Option – Period Certain Annuity Option.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Annuity Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment. There may be more than one Annuity Phase applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.

Beneficiary. The person(s) or entity(ies) that the Owner designates to receive the death benefit provided by the Contract.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each Purchase Payment withdrawn from the Contract. (In some states referred to as surrender charge.)

Contract. The MassMutual Capital Vantage  Variable Annuity; an individual flexible premium deferred variable annuity contract.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Value. The sum of your values in the Sub-Accounts during the Accumulation Phase.

Contract Value Death Benefit. The death benefit during the Accumulation Phase will be the Contract Value determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center.

Contract Year. The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. An instruction or transaction request that we receive at our Service Center generally is considered in “Good Order” if:

•	we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction;

•	it includes all information necessary for us to execute the request or transaction; and

•	it is signed by you or persons authorized to provide instruction to engage in the request or transaction.

A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by our Service Center of the instructions related to the request or transaction in writing (or, when permitted, by telephone or internet) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information generally includes to the extent applicable: the completed application or instruction form; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocation to and/or from the Sub-Accounts affected by the request or transaction; the signatures of all Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements or burdens not provided for within the Contract. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions you may contact our Service Center before submitting the form or request.

Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.

Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.

Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit sharing plan.

Owner. The person(s) or entity entitled to ownership rights under the Contract. We allow multiple Owners, subject to certain restrictions (see “Ownership”). Where we describe multiple Owners, we refer to them as Joint Owners.

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase, which may be decreased by the assessment of any applicable Premium Tax. Purchase Payments may not be added after the Annuity Date to any portion of the Contract Value that has been applied to an Annuity Option.

ROP  Death Benefit. The greater of the Contract Value or the total Purchase Payments reduced by an adjustment for any withdrawals, determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center. See “Death Benefit – Death Benefit Amount During the Accumulation Phase.”

Separate Account. The account that holds the assets underlying the Contract. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, PO Box 758511, Topeka, KS 66675-8550, (866) 645-2362, (fax) (785) 286-6106, (email) MassMutual.services@zinnia.com, MassMutual.com. (Overnight mail address: MassMutual, Mail Zone 511, 5801 SW 6th Ave., Topeka, KS 66636-0001.)

Sub-Account(s). The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

Written Request. A written communication or instruction sent by you to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

Overview of the Contract

What is this Contract, and what is it designed to do? The MassMutual Capital Vantage  Variable Annuity is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account). The Contract can supplement your retirement income by providing a stream of income during the Annuity Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Sub-Accounts of the Separate Account.

How do I accumulate assets in the Contract and receive income from the Contract? The Contract has two phases:
1) the Accumulation Phase and 2) the Annuity Phase.

The Contract offers numerous underlying funds. A list of the investment options available under the Contract is provided at the back of this Summary Prospectus. See “Appendix A – Investment Options Available Under the Contract.”

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments among the Sub-Accounts of the Separate Account, each of which invests in a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns.

Annuity Phase

During the Annuity Phase, you may receive Annuity Payments under the Contract by applying your Contract Value to a payment option.

○	Depending on the payment option you select, payments may continue for the life of one or two Annuitants or for a specified period between 10 and 30 years. The payments will remain the same throughout the Annuity Phase, unless you elect either of the Joint and 2/3 Survivor Annuity Options, which reduce payments on the death of the first Annuitant.

○	You may elect to apply part of your Contract Value to an Annuity Option, so that you are participating in both the Accumulation Phase and the Annuity Phase simultaneously.

When you elect to receive Annuity Payments, the Contract Value is applied to an Annuity Option and you may no longer be able to withdraw money at will from that portion of the Contract. If you apply your full Contract Value to an Annuity Option, the Accumulation Phase will end.

You may elect to apply part of the Contract Value from your Non-Qualified Contract to an Annuity Option instead of your full Contract Value. If you elect to apply a portion of your Contract Value to an Annuity Option, the amount applied will be treated as a withdrawal for purposes of calculating the Return of Purchase Payment Death Benefit. If you choose to apply part of your Contract Value to an Annuity Option, it may have adverse tax consequences.

What are the share classes? When you purchase the Contract you must choose between two different share classes. The Contract offers a B-Share class and a C-Share class. The two share classes differ with respect to whether a CDSC is applicable and mortality and expense risk charges. Since the share class selected will determine the CDSC, if any, and mortality and expense risk charge associated with your Contract, you should familiarize yourself with both share class options before you decide to purchase the Contract. Once you have selected a share class and we issue the Contract, you cannot later select a different share class.

The B-Share class provides a five year CDSC schedule and a lower mortality and expense risk charge for the first five Contract Years than the C-Share class.

The C-Share class does not have a CDSC schedule, but it does have a higher mortality and expense risk charge than the B-Share class for the first five Contract Years.

After the fifth Contract Year, the mortality and expense risk charge for the C-Share class will be reduced. However, your share class will not change. Purchase Payments received after the fifth Contract Year for a B-Share class Contract will still have a five year CDSC schedule. The C-Share class will continue to not have a CDSC schedule.

Since the B-Share class has a CDSC period while the C-Share class has none, it may result in a higher cost to access your Contract Value. The lack of a CDSC for the C-Share class may result in a lower cost to access your Contract Value than the B-Share class, but the C-Share class has a higher mortality and expense risk charge for the first five Contract Years. The B-Share class may be more appropriate for someone with a longer investment time horizon, who does not intend to withdraw Contract Value in excess of the free withdrawal amount during the CDSC period, and who seeks a lower cost Contract. The C-Share class may be more appropriate for someone who may want to withdraw some or all of the Contract Value any time after making a Purchase Payment and is willing to pay a higher mortality and expense risk charge for the first five Contract Years.

When considering which share class to elect, it is important that you consider the appropriate balance between the cost of accessing your Contract Value and the impact of the mortality and expense risk charge on your Contract Value. Please note that the B-Share class provides a free withdrawal amount which allows the Owner to take a certain withdrawal amount each Contract Year without incurring a CDSC. See “Charges and Deductions – Contingent Deferred Sales Charge (CDSC).” You should consider discussing the benefits and costs of the different share classes with your registered representative.

Certain broker-dealers may not make both share classes available to you.

What are the primary features and options that the MassMutual Capital Vantage  Variable Annuity offers?

•	Contract classes. This prospectus refers to the following share classes: B-share class and C-share class. Each share class is subject to different charges. The share class that you select will be identified in your Contract. Not every share class or additional feature may be available to you. For certain distribution channels, this product is no longer available in the tax-qualified market.

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting a partial withdrawal form or full withdrawal form acceptable to us in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Annuity Phase will depend on the Annuity Option selected.

•	Tax treatment. You may transfer Contract Value among Sub-Accounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal;
(2) you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•	Death Benefit. A Beneficiary will receive a death benefit in the event of your death prior to the Annuity Phase. You must select the Contract Value Death Benefit or, for an additional cost, the ROP Death Benefit at the time you apply for the Contract. The number of Sub-Accounts available to you will be restricted if you elect the ROP Death Benefit. The ROP Death Benefit is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the Age of 75 (maximum Age for Contract Value Death Benefit is 85). The ROP Death Benefit is the greater of (1) the Contract Value, as determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center, or (2) the total Purchase Payments reduced by an adjustment for any withdrawals.

Once you select a death benefit feature and we issue the Contract, you cannot later select another death benefit feature.

•	Once the Annuity Phase commences, payments upon death may be available to Beneficiaries depending upon the Annuity Option elected.

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Separate Account Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule. The Automatic Rebalancing Program automatically rebalances your Contract Value among your selected Sub-Accounts in order to restore your allocation to the original level. You may participate only in one Program at a time.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this Program proportionally from your Contract Value in your selected investment options.

The Terminal Illness Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a Contingent Deferred Sales Charge (CDSC) if we receive a Written Request in Good Order that certain conditions are met.

The Nursing Home and Hospital Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order that you (or the Annuitant, if the Owner of the Contract is not a natural person) have been admitted to a licensed nursing care facility or an accredited hospital and certain other conditions are satisfied. See the prospectus for a full explanation of the required conditions.

The Terminal Illness Withdrawal Benefit and the Nursing Home and Hospital Withdrawal Benefit are not available in all states and are applicable only if you elect the B-Share class.

Important Information You Should Consider About the Contract

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes. If you withdraw money from your B-Share Contract within  five years following your last Purchase Payment, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 7% of the Purchase Payment withdrawn (less a 10% free withdrawal amount), declining to 0% after the fifth year.
For example, if you purchased the Contract and withdraw the $100,000 initial Purchase Payment during the first two years after your Purchase Payment, you could be assessed a charge of up to $6,300 on the Purchase Payment withdrawn. This could result in a loss of principal regardless of market performance. This loss will be greater if income taxes or premature distribution taxes apply.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Are There Transaction Charges?

No. Currently, we do not assess a charge to transfer Contract Value among the Sub-Accounts during the Accumulation Phase. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.

Charges and Deductions – Transfer Fee

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay  each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
Base Contract (varies by Share Class)
	B-Share Contract	1.00%(1)	1.00%(1)
	C-Share Contract	1.45%(1)	1.45%(1)
	Fund fees and expenses	0.52%(2)	1.43%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.35%(3)	0.35%(4)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could result in the assessment of CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:(5)
	B-Share Contract: $1,357 C-Share Contract: $1,543	B-Share Contract: $2,329 C-Share Contract: $2,500

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of Contract Share Class and Fund fees and expenses

•

No optional benefits

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of Contract Share Class, optional benefits and Fund fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of Fund assets.
(3)	This represents the lowest current charge for the optional benefit available with this Contract. It is the current charge for the Return of Purchase Payment Death Benefit (ROP Death Benefit). The charge is deducted daily as a percentage of the daily value of the assets invested in each Sub-Account.

(4)	This charge is the highest current charge for the optional benefit available with this contract. It is the current charge for the ROP Death Benefit. The charge is deducted daily as a percentage of the daily value of the assets invested in each Sub-Account.
(5)	The calculation of the highest annual cost assumes election of the ROP Death Benefit.

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?

No.

•

The B-Share Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

CDSCs may apply for up to five years (for B-Share Contracts) following your last Purchase Payment.

•

If CDSCs apply, they will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

•

Withdrawals may result in income taxes and premature distribution taxes.

Principal Risks of Investing in the Contract
What are the Risks Associated with the Investment Options?
•

An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.

•

Each Fund has its own unique risks.

•

You should review the investment options, including prospectuses for the available Funds, before making an investment decision.

Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
•

Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available at www.MassMutual.com/ratings.

Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

•

Currently, there is no charge when you transfer Contract Value among Sub-Accounts. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.

•

We reserve the right to remove or substitute Funds as investment options that are available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

•

If you have selected the ROP Death Benefit, there are allocation restrictions.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The Funds
Transfers and Transfer Programs – Limits on Frequent Trading and Market Timing Activity
Death Benefit – ROP Death Benefit – ROP Death  Benefit Allocation Restrictions

Are There Any Restrictions on Contract Benefits?

Yes.

•

The Return of Purchase Payment Death Benefit (ROP Death Benefit) is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the Age of 75.

•

If you select the ROP  Death Benefit, you will be subject to allocation restrictions. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate Contract Value to all of the Sub-Accounts that are available to Owners who have not elected the ROP  Death Benefit. We impose allocation restrictions to reduce the risk of investment losses that may require us to use our General Account assets to honor the guarantee under the ROP  Death Benefit.

•

If you select the ROP  Death Benefit, you cannot later select another death benefit feature.

•

If you elect the ROP  Death Benefit we will deduct an additional charge from each Sub-Account in which you are invested to compensate us for the costs associated with this Death Benefit.

•

Withdrawals will negatively impact the ROP  Death Benefit.

Death Benefit – ROP Death Benefit

	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment (cost basis) in the Contract.

•

For certain distribution channels, this product is no longer available in the tax-qualified market.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
•

Your registered representative may receive compensation, in the form of commissions, for selling this Contract to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may influence your registered representative to offer or recommend this Contract over another investment.

Distribution
Should I Exchange my Contract?
•

In general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Contract Value Death Benefit

Upon your death, we will pay your designated beneficiaries the Contract Value determined on the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center.

		Standard	None	• This benefit terminates upon a full withdrawal of the Contract or full annuitization of the Contract Value.
Return of Purchase Payment Death Benefit (ROP Death Benefit)

If you elect the ROP  Death Benefit, upon your death, we will pay your designated beneficiaries the greater of (1) the Contract Value determined on the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments adjusted for withdrawals.

Optional

Current Fee: 0.35%, deducted daily as a percentage of the daily value of the assets invested in each Sub-Account

Maximum Fee: 0.35%, deducted daily as a percentage of the daily value of the assets invested in each Sub-Account

•

This benefit terminates upon a full withdrawal of the Contract or full annuitization of the Contract Value.

•

The ROP  Death Benefit is only available when the Contract is issued. Once you elect a death benefit, you cannot change the death benefit at a later date.

•

The ROP  Death Benefit is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the Age of 75.

•

If you select the ROP  Death Benefit, you will be subject to allocation restrictions. This means you will be limited in your choice of Sub-Account investments.

•

Withdrawals will reduce the death benefit amount in direct proportion to the Contract Value reduction. Since withdrawals result in a pro-rata adjustment to the death benefit amount, the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Contract Value.	Optional	None	• Cannot use if the Separate Account Dollar Cost Averaging Program is in effect.
Separate Account Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a single Sub-Account to other Sub-Accounts you have selected, at set intervals.	Optional	None	• Cannot use if the Automatic Rebalancing Program or Automatic Investment Plan are in effect.
Systematic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all Sub-Accounts you have selected.	Optional	None	• In order to participate in this program: (1) there must be at least $5,000 in Contract Value, and (2) the minimum withdrawal amount must be $100.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Terminal Illness Withdrawal Benefit	Allows withdrawal of some or all Contract Value without incurring a CDSC if diagnosed with a terminal illness or terminal condition.	Optional	None
•

Applicable only if you elect the B-Share class.

•

You cannot be diagnosed with the terminal illness or the terminal condition or both as of the Issue Date.

•

Each withdrawal request must be made one year or more after the Issue Date.

•

We require proof that you are terminally ill, including, but not limited to, certification by a state licensed medical practitioner.

•

May not be available in all states.

Nursing Home and Hospital Withdrawal Benefit	Allows withdrawal of some or all Contract Value without incurring a CDSC if admitted to a licensed nursing care facility or accredited hospital.	Optional	None
•

Applicable only if you elect the B-Share class.

•

Confinement must begin after the Issue Date.

•

Each withdrawal request must be made one year or more after the Issue Date.

•

Each withdrawal request must be made within 120 calendar days after services provided.

•

Confinement must be for at least 90 consecutive calendar days and must be prescribed by a state licensed medical practitioner.

•

Cannot use if the Systematic Withdrawal Program is in effect.

•

May not be available in all states.

Purchasing a Contract

How do I purchase a MassMutual Capital Vantage Variable Annuity?

To purchase a Contract, you must submit your initial Purchase Payment to your registered representative or to us at our Service Center. The date when we credit your initial Purchase Payment to your Contract is the Issue Date. We will send you a copy of your Contract and a statement confirming your investment(s).

How much can I contribute and how are my contributions invested?

Your Purchase Payment will be invested in the investment options that you select.

Non-Qualified Contracts (Contracts purchased using after-tax dollars)
Minimum Initial Premium	$10,000
Minimum Subsequent Premiums	$500
Maximum Total Premiums	$1,500,000

We have the right to reject any Purchase Payment. Additional Purchase Payments of less than $500 are subject to our approval. Total Purchase Payments more than $1,500,000 require home office approval.

After your initial Purchase Payment, you are allowed to make subsequent Purchase Payments, but you are not required to make any additional Purchase Payments under your Contract.

When will any Purchase Payment that I make be credited to my account?

•	Initial Purchase Payment: Your registered representative must determine that the Contract is suitable for you and forward your Purchase Payment and information to us. If your information and Purchase Payment are complete when we receive it at our Service Center, or once it becomes complete, we will credit your Purchase Payment to your Contract within two Business Days. If your information is not complete, we may delay issuing your Contract and crediting your Purchase Payment while we obtain the missing information. If we do not have the necessary information to issue your Contract within five Business Days, we will either return your Purchase Payment or ask your permission to retain your Purchase Payment until we receive all necessary information.

•	Additional Purchase Payments: Any additional Purchase Payment that we receive at one of our Purchase Payment processing service centers on a Business Day before the Close of Business will be credited to your Contract on the same Business Day. If we receive your Additional Purchase Payment on a Non-Business Day or after the Close of Business, we will credit your Purchase Payment to the Contract on the next Business Day. See the prospectus for additional requirements.

Surrendering Your Contract or Making Withdrawals: Accessing the Money in Your Contract

Can I access the money in my Contract during the Accumulation Phase? You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract and the amount of the death benefit payable to your designated beneficiaries. You may withdraw all or a portion of your Contract Value (minus applicable charges). Unless you have applied a portion of your Contract Value to an Annuity Option, withdrawing the full amount of your Contract Value will terminate your Contract.

Can I access the money in my Contract during the Annuity Phase? You will receive Annuity Payments under the Annuity Option that you select. You generally may not take any other withdrawals.

Are there any limitations associated with taking money out of my Contract during the Accumulation Phase? Yes, the limitations are as follows:

Limitations on withdrawal amounts
•

The minimum withdrawal amount is the lesser of $100 or your entire Contract Value in a Sub-Account, if less. We reserve the right to increase the minimum withdrawal amount to $500.

•

At least $2,000 in Contract Value must remain following a partial withdrawal, except for certain withdrawals taken under a Systematic Withdrawal Program. See the prospectus for additional details.

CDSCs and taxes	• We may impose a CDSC and there may be tax implications when you take a withdrawal.
Negative impact of withdrawal on other benefits and guarantees of your Contract	• A partial withdrawal will reduce the amount of the death benefit payable to your designated beneficiaries during the Accumulation Phase.
Internal Revenue Code or Retirement Plan Restrictions	• Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

What is the process to request a withdrawal of money from my Contract? You may make a Written Request by submitting a partial withdrawal or full withdrawal form to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a letter of acceptance from the financial institution. You also may request a withdrawal by other means that we authorize, such as email, telephone, or fax. Contact our Service Center for details.

A withdrawal is effective on the Business Day we receive in Good Order at our Service Center; 1) a partial withdrawal form or full withdrawal form acceptable to us; and 2) a letter of acceptance, if applicable. If we receive these documents on a Non-Business Day or after the Close of Business, the withdrawal will be effective the next Business Day. Withdrawals requested by email, telephone or fax are effective on the Business Day we receive the request in Good Order. If we receive the request after Close of Business, the withdrawal will be effective the next Business Day. We will pay any withdrawal amount within seven calendar days.

Additional Information about Fees

The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State Premium Taxes may also be deducted.

Annual Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)	7%	7%
(1)	The CDSC percentage charged is based on the number of full years from when the purchase payment is applied to the Contract to the date it is withdrawn.
For a B-Share Contract those percentages are 7% (for first two years), 6% (for 3rd year), 5% (for 4th year), 4% (for 5th year), and 0% (for 6th year and later).
The C-Share Contract does not have a CDSC schedule.
See “Charges and Deductions – Contingent Deferred Sales Charge (CDSC)” for more information.

Transfer Fee During the Accumulation Phase	$20 per transfer for each additional transfer in excess of the 12 free transfers per calendar year	$0

The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.  If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses	Maximum	Current
Administrative Expenses	$40 per Contract Year(1)	$40 per Contract Year(1)
Base Contract Expenses (as a percentage of average account value)
B-Share Contract	1.00%(2)	1.00%(2)
C-Share Contract	1.45%(2)(3)	1.45%(2)(3)
(1)	This represents the annual contract maintenance charge. Currently, we waive this charge if, when we are to make the deduction, your Contract Value is $100,000 or more. We assess the charge on each Contract Anniversary and when you make a full withdrawal. For Contracts issued in New York, the charge is deducted on a pro-rated basis for full withdrawals.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative charge. For the B-Share Contract, the current and maximum mortality and expense risk charge is 0.85% annually and the current and maximum administrative charge is 0.15% annually. For the C-Share Contract, the current and maximum mortality and expense risk charge is 1.30% annually and the current and maximum administrative charge is 0.15% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.
(3)	After your fifth Contract Anniversary, the Base Contract Expenses for the C-Share Contract will be reduced to 1.00%.

Optional Benefit Expenses	Maximum	Current
ROP Death Benefit	0.35%(1)	0.35%(1)
(1)	This charge is deducted daily as a percentage of the daily value of the assets invested in each Sub-Account.

Annual Fund Operating Expenses

The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses).(1)	0.52%	1.43%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other contracts that offer variable options. These costs include Owner transaction expenses, annual Contract expenses, and Fund fees and operating expenses.

These examples assume that you invest $100,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum operating expenses or the one that invests in the Fund with the minimum operating expenses. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

B-Share (ROP Death Benefit elected)

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$9,120	$14,046	$18,328	$31,134	$9,080	$13,927	$18,131	$30,748
Minimum Fund operating expenses	$8,210	$11,309	$13,759	$21,987	$8,170	$11,187	$13,554	$21,566
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$2,820	$8,646	$14,728	$31,134	$2,780	$8,527	$14,531	$30,748
Minimum Fund operating expenses	$1,910	$5,909	$10,159	$21,987	$1,870	$5,787	$9,954	$21,566
If you decide to begin the Annuity Phase at the end of each year shown
Maximum Fund operating expenses	N/A	N/A	$14,728	$31,134	N/A	N/A	$14,531	$30,748
Minimum Fund operating expenses	N/A	N/A	$10,159	$21,987	N/A	N/A	$9,954	$21,566

We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.

C-Share (ROP Death Benefit elected)

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$3,270	$9,981	$16,926	$32,973	$3,230	$9,863	$16,732	$32,595
Minimum total Fund operating expenses	$2,360	$7,269	$12,440	$24,012	$2,320	$7,148	$12,239	$23,600
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$3,270	$9,981	$16,926	$32,973	$3,230	$9,863	$16,732	$32,595
Minimum total Fund operating expenses	$2,360	$7,269	$12,440	$24,012	$2,320	$7,148	$12,239	$23,600
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses	N/A	N/A	$16,926	$32,973	N/A	N/A	$16,732	$32,595
Minimum total Fund operating expenses	N/A	N/A	$12,440	$24,012	N/A	N/A	$12,239	$23,600

We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.

B-Share (ROP Death Benefit not elected)

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$8,770	$12,999	$16,591	$27,710	$8,730	$12,879	$16,391	$27,312
Minimum Fund operating expenses	$7,860	$10,243	$11,955	$18,250	$7,820	$10,121	$11,748	$17,815
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$2,470	$7,599	$12,991	$27,710	$2,430	$7,479	$12,791	$27,312
Minimum Fund operating expenses	$1,560	$4,843	$8,355	$18,250	$1,520	$4,721	$8,148	$17,815
If you decide to begin the Annuity Phase at the end of each year shown
Maximum Fund operating expenses	N/A	N/A	$12,991	$27,710	N/A	N/A	$12,791	$27,312
Minimum Fund operating expenses	N/A	N/A	$8,355	$18,250	N/A	N/A	$8,148	$17,815

We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.

C-Share (ROP Death Benefit not elected)

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$2,920	$8,943	$15,220	$29,619	$2,880	$8,824	$15,024	$29,229
Minimum Fund operating expenses	$2,010	$6,212	$10,669	$20,351	$1,970	$6,091	$10,465	$19,924
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$2,920	$8,943	$15,220	$29,619	$2,880	$8,824	$15,024	$29,229
Minimum Fund operating expenses	$2,010	$6,212	$10,669	$20,351	$1,970	$6,091	$10,465	$19,924
If you decide to begin the Annuity Phase at the end of each year shown
Maximum Fund operating expenses	N/A	N/A	$15,220	$29,619	N/A	N/A	$15,024	$29,229
Minimum Fund operating expenses	N/A	N/A	$10,669	$20,351	N/A	N/A	$10,465	$19,924

We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is purely hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Appendix A

Investment Options Available Under the  Contract

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract.  If the ROP Death Benefit is in effect, the Funds available to you are restricted. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/Capital-Vantage. You can also request this information at no cost by calling (866) 645-2362 or sending an email request to MassMutual.services@zinnia.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	MML VIP Aggressive Allocation Fund (Service Class)(1)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.23%	13.91%	8.11%	9.26%
Asset Allocation	MML VIP American Funds 65/35 Allocation Fund (Service Class I)(1)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	14.54%	7.37%	8.39%
Asset Allocation	MML VIP Balanced Allocation Fund (Service Class)(1)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.11%	10.80%	4.49%	6.06%
Asset Allocation	MML VIP Conservative Allocation Fund (Service Class)(1)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.08%	9.98%	3.73%	5.33%
Asset Allocation	MML VIP Growth Allocation Fund (Service Class)(1)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.15%	12.60%	6.78%	8.10%
Asset Allocation	MML VIP Moderate Allocation Fund (Service Class)(1)(7) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.12%	11.57%	5.46%	6.81%
Money Market	MML VIP Barings U.S. Government Money Market Fund (Initial Class)(8)(9) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	3.80%	2.87%	1.80%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.20% (*)	12.75%	1.39%	2.76%
Fixed Income	MML VIP Barings Core Bond Fund (Service Class)(10) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.70%	7.59%	0.23%	2.38%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	MML VIP Barings Inflation-Protected and Income Fund (Service Class)(11) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.90%	5.57%	0.85%	2.89%
Fixed Income	MML VIP Barings Short-Duration Bond Fund (Service Class I)(12) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.84%	5.76%	2.30%	2.31%
Fixed Income	MML VIP Fidelity Institutional AM® Core Plus Bond Fund (Service Class I)(13) Adviser: MML Investment Advisers, LLC Sub-Adviser: FIAM LLC	0.86%	7.03%	–1.10%	1.58%
Balanced	MML VIP BlackRock® Balanced Fund (Service Class)(1)(14) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.76%	12.56%	7.59%	8.93%
Large Cap Value	MML Income & Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.97%	13.11%	12.07%	10.45%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Service Class)(15) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.69%	17.20%	13.47%	10.96%
Large Cap Value	MML VIP T. Rowe Price Equity Income Fund (Service Class)(16) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.04%	14.10%	10.83%	10.24%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.79%	21.19%	15.08%	15.48%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.15%	7.75%	8.48%	12.23%
Large Cap Blend	MML Sustainable Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.81%	11.32%	11.66%	12.71%
Large Cap Blend	MML VIP Invesco Main Street Equity Fund (Service Class I)(17) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.05%	15.90%	12.21%	14.17%
Large Cap Blend	MML VIP JPMorgan U.S. Research Enhanced Equity Fund (Service Class)(18) Adviser: MML Investment Advisers, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	1.02%	10.32%	6.79%	5.84%
Large Cap Growth	MML VIP American Funds Growth Fund (Service Class I)(19)(20)(21) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	19.66%	12.89%	17.47%
Large Cap Growth	MML VIP Loomis Sayles Large Cap Growth Fund (Service Class)(22) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.95%	14.74%	14.67%	16.05%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Growth	MML VIP T. Rowe Price Blue Chip Growth Fund (Service Class)(23) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.03%	18.19%	10.81%	14.97%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	1.07%	2.17%	8.41%	8.42%
Small/Mid-Cap Value	MML VIP American Century Mid Cap Value Fund (Service Class)(24) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.14%	8.62%	8.51%	8.86%
Small/Mid-Cap Value	MML VIP American Century Small Company Value Fund (Service Class I)(25) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.24% (*)	–3.60%	4.90%	8.28%
Small/Mid-Cap Blend	MML VIP Invesco Small Cap Equity Fund (Service Class)(26) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.96%	8.59%	8.11%	10.46%
Small/Mid-Cap Growth	MML VIP Invesco Discovery Mid Cap Fund (Service Class I)(27) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.10% (*)	—	—	—
Small/Mid-Cap Growth	MML VIP T. Rowe Price Mid Cap Growth Fund (Service Class)(28) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.07%	4.10%	3.56%	9.66%
Small/Mid-Cap Growth	MML VIP Wellington Small Cap Growth Equity Fund (Service Class)(29) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.30% (*)	7.07%	2.41%	10.32%
International/Global	Invesco V.I. International Growth Fund (Series II)(30) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.25% (*)	15.53%	1.88%	5.34%
International/Global	MML Foreign Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	1.17%	32.36%	8.76%	6.46%
International/Global	MML VIP Invesco Global Fund (Service Class I)(31) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06%	22.69%	7.24%	9.68%
International/Global	MML VIP MFS International Equity Fund (Service Class I)(32) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	1.18% (*)	25.20%	7.07%	6.97%
Specialty(33)	BlackRock 60/40 Target Allocation ETF V.I. Fund (Class III)(34) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.58% (*)	15.37%	7.05%	8.45%
Specialty(33)

Nomura VIP Asset Strategy Series (Service Class)(35)
Adviser: Delaware Management Company
Sub-Advisers: Nomura Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited

		0.77% (*)	16.66%	7.07%	7.84%
Fidelity, Contrafund and Fidelity Institutional AM are registered service marks of FMR LLC. Used with permission.

(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	MML VIP Aggressive Allocation Fund formerly known as MML Aggressive Allocation Fund.
(3)	MML VIP American Funds 65/35 Allocation Fund formerly known as MML American Funds Core Allocation Fund.
(4)	MML VIP Balanced Allocation Fund formerly known as MML Balanced Allocation Fund.
(5)	MML VIP Conservative Allocation Fund formerly known as MML Conservative Allocation Fund.
(6)	MML VIP Growth Allocation Fund formerly known as MML Growth Allocation Fund.
(7)	MML VIP Moderate Allocation Fund formerly known as MML Moderate Allocation Fund.
(8)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(9)	MML VIP Barings U.S. Government Money Market Fund formerly known as MML U.S. Government Money Market Fund.
(10)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.
(11)	MML VIP Barings Inflation-Protected and Income Fund formerly known as MML Inflation-Protected and Income Fund.
(12)	MML VIP Barings Short-Duration Bond Fund formerly known as MML Short-Duration Bond Fund.
(13)	MML VIP Fidelity Institutional AM® Core Plus Bond Fund formerly known as MML Total Return Bond Fund.
(14)	MML VIP BlackRock® Balanced Fund formerly known as MML Blend Fund.
(15)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.
(16)	MML VIP T. Rowe Price Equity Income Fund formerly known as MML Equity Income Fund.
(17)	MML VIP Invesco Main Street Equity Fund formerly known as MML Fundamental Equity Fund.
(18)	MML VIP JPMorgan U.S. Research Enhanced Equity Fund formerly known as MML Managed Volatility Fund.
(19)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(20)	The MML VIP American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as an investment choice under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML VIP American Funds Growth Fund.
(21)	MML VIP American Funds Growth Fund formerly known as MML American Funds Growth Fund.
(22)	MML VIP Loomis Sayles Large Cap Growth Fund formerly known as MML Large Cap Growth Fund.
(23)	MML VIP T. Rowe Price Blue Chip Growth Fund formerly known as MML Blue Chip Growth Fund.
(24)	MML VIP American Century Mid Cap Value Fund formerly known as MML Mid Cap Value Fund.
(25)	MML VIP American Century Small Company Value Fund formerly known as MML Small Company Value Fund.
(26)	MML VIP Invesco Small Cap Equity Fund formerly known as MML Small Cap Equity Fund.
(27)	MML VIP Invesco Discovery Mid Cap Fund formerly known as MML Invesco Discovery Mid Cap Fund.
(28)	MML VIP T. Rowe Price Mid Cap Growth Fund formerly known as MML Mid Cap Growth Fund.
(29)	MML VIP Wellington Small Cap Growth Equity Fund formerly known as MML Small Cap Growth Equity Fund.
(30)	Invesco V.I. International Growth Fund formerly known as Invesco Oppenheimer V.I. International Growth Fund.
(31)	MML VIP Invesco Global Fund formerly known as MML Global Fund.
(32)	MML VIP MFS International Equity Fund formerly known as MML International Equity Fund.
(33)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(34)	While the ROP Death Benefit is in effect, you may not allocate Purchase Payments or Contract Value to this Fund.
(35)	Nomura VIP Asset Strategy Series formerly known as Macquarie VIP Asset Strategy Series.

This Summary Prospectus incorporates by reference the MassMutual Capital Vantage Contract’s statutory prospectus and Statement of Additional Information (SAI), both dated April 27, 2026, as amended or supplemented. The  SAI includes additional information about the Massachusetts Mutual Variable Annuity Separate Account. The SAI may be obtained, free of charge, upon request. You may request a copy of the SAI by phone or by email as described on the Front Cover Page of this Summary Prospectus.

EDGAR Contract Identifier: C000156664

AN2603-ISP